Registration No. 333-13087

As Filed with the Securities and Exchange Commission on February 19, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No.__10__ [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No.__2__ [ X ]

Sun Life of Canada (U.S.) Variable Account G

Registrant

Sun Life Assurance Company of Canada (U.S.)

Depositor

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Depositor's Address

1-888-594-2654

Depositor's Telephone Number

Edward M. Shea

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] on May 1, 2003 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ X ] on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (888) 594-2654	SUN LIFE LOGO

Sun Life Corporate VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we" or "us"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), one of our separate accounts. The Policy is being offered, depending on the circumstances, as either an individual policy or as a certificate under a group policy. The substantive terms of a certificate under a group policy will be identical to those of an individual policy. In this prospectus, unless stated otherwise, the term "Policy" will include individual policies, group policies, and certificates issued under group policies. The Policy allows "you," the policyowner, within certain limits, to:

o o o o

choose the life insurance coverage you need and increase or decrease coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available investment options and transfer amounts among these options as your investment objectives change; and

access the Policy's Account Value through policy loans and partial surrenders or a full surrender.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 2003
Table of Contents
Topic	Page
Risk/Benefit Summary of Policy
About Who We Are
The Variable Account
The Funds
Discontinued Funds
Potential Conflicts
Our General Account
About the Policy
Application and Issuance
Death Benefit Compliance Test
Initial Premium Payment
Effective Date of Coverage
Insurable Interest Requirement
Right to Return Policy Period
Premium Payments
General Limitations
Guideline Premium Test Limitations
Planned Periodic Premiums
Allocation of Net Premium
Modified Endowment Contract
Additional Protection Benefit Rider (APB Rider)
Fixed Account Endorsement
Death Benefit
Policy Proceeds
Death Benefit Options
Changes in the Death Benefit Option
APB Rider Death Benefit
Minimum Face Amount
Changes in Face Amount
Increases in Face Amount
Decreases in Face Amount
Account Value
Account Value in the Investment Options
Net Investment Factor
Account Value in the Loan Account
Insufficient Value
Grace Period
Splitting Units
Transfer Privileges
Accessing Your Account Value
Surrender
Partial Surrenders
Policy Loans
Deferral of Payment
Cash Surrender Value Payable upon Maturity
Charges, Deductions and Refunds
Expense Charges Applied to Premium
Sales Load Refund at Surrender
Mortality and Expense Risk Charge
Monthly Expense Charge
Monthly Cost of Insurance
APB Rider Charge
Reduction of Charges
Termination of Policy
Topic	Page
Other Policy Provisions
Alteration
Assignments
Rights of Owner
Rights of Beneficiary
Reports to Policyowners
Illustrations
Conversion
Misstatement of Age or Sex
Suicide
Incontestability
Addition, Deletion or Substitution of Investments
Nonparticipating
Modification
Entire Contract
Performance Information
Voting Rights
Distribution of Policy
Federal Income Tax Considerations
Our Tax Status
Taxation of Policy Proceeds
Tax Return Disclosure
Other Information
State Regulation
Legal Proceedings
Experts
Registration Statements
Financial Statements
Appendix A - Glossary of Terms	A-1
Appendix B - Privacy Policy	B-1

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments
o	Generally, you must make an initial minimum premium payment equal to 1/12th of the Seven Pay Premium. If Seven Pay Premium is exceeded, the Policy becomes a Modified Endowment Contract.
o	Seven Pay Premium is the maximum Premium payment permitted in the first Policy Year of an unrated Policy, not involving a 1035 exchange.
o o

A 1035 exchange is a tax-sheltered exchange of cash value from one life insurance policy to another.

A Policy is a Modified Endowment Contract if the Premium paid during the first seven Policy Years exceeds the equivalent of seven level annual premiums necessary for a paid-up Policy.

o o

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

Account Value
o	The Account Value equals
	o o o	premiums and loan repayments, plus investment performance of the Sub-Accounts and the Fixed Account; less any loans, partial surrenders and Policy charges.
Accessing Your Account Value
Cash Surrender Value is
o o o	Account Value, less Policy Debt, plus any sales load refund due at surrender.
o o o

You may borrow from us using the Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the amount of the death benefit minus your Account Value after the partial surrender exceeds the amount of the death benefit minus your Account Value before the partial surrender.

Death Benefit
Specified Face Amount is the amount of life insurance coverage you request.
o	If the Guideline Premium Test applies, you have a choice of two death benefit options-
	o o	the Specified Face Amount (Option A); or the Specified Face Amount plus your Account Value (Option B).
o o o

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

If the Cash Value Accumulation Test applies, you will be deemed to have elected Option A, which may not be changed.

After the first Policy Year, you may-

	o o	increase the Specified Face Amount, subject to satisfactory evidence of the Insured's insurability; or decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.
Death Benefit Compliance Test
o	For favorable federal tax treatment, the Policy must meet one of the following standards-
	o o	the Guideline Premium Test, or the Cash Value Accumulation Test.
o	You choose the applicable test. You may not change your election.

o	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for Guideline Premium Test and Cash Value Accumulation Test definitions.
The Variable Account
o o o o o

We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor's claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the Variable Account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

o o o o	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
o o o

With such Sub-Accounts, you assume all investment risk.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because investment risk is best borne over a number of years.

Investment Options
o o o o

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

If your Policy was issued before December 15, 2002, a Fixed Account investment option was not offered but became available, via Policy endorsement, on December 15, 2002. If that option was rejected, references to the Fixed Account within this prospectus should be disregarded.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose. We will notify you in writing of any such limitations.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Right to Return Period

You may return the Policy and receive a refund within the later of 45 days after you sign a policy application or the 20-day period (or a longer period if required by applicable state law) beginning when you receive the Policy.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send you written notice and allow you a 61 day grace period. If you do not make a premium payment within the grace period, sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period. If the Policy terminates, all coverage ceases and no benefits are payable.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the expenses that you will pay at the time that you buy the Policy and at the time of each subsequent premium payment.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted

Expense Charge Applied to Premium[1]

     Premium Tax

        Minimum and Maximum Charge

     Federal Tax

     Sales Load on Premium up to and      Including Target Premium

     Sales Load on Premium in Excess      of Target Premium

Illustration Charge

	Upon premium receipt Upon premium receipt Upon premium receipt Upon premium receipt Upon fulfillment of illustration request	Current: 2%/7% Guaranteed: 4%/9% 1.25% Policy Year 1-7: 8.75% Policy Years 8+: 0.00% Policy Years 1-7: 2.25% Policy Years 8+: 0.00% Current: $0.00 Guaranteed: $25.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[2] Minimum and Maximum Charge Representative Owner Charge[5]	At the end of a Policy Month	(Per $1000 of Net Amount at Risk) Current: $0.40/$203.08[3] Guaranteed: $1.05/$1000.00[4] Current: $1.21 Guaranteed: $4.55
Mortality and Expense Risk Charge	At the beginning of a Policy Month

(On the assets allocated to the investment options)

Policy Years 1-10:          Current: 0.60%

                          Guaranteed: 0.90%

Policy Years 11-20:         Current: 0.20%

                          Guaranteed: 0.90%

Policy Years 21+:           Current: 0.10%

                          Guaranteed: 0.90%

Monthly Expense Charge[6]	At the beginning of a Policy Month	Policy Year 1: $13.75 Policy Years 2+: Current: $7.50 Guaranteed: $13.75
OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[7] (This charge is in addition to the Policy Cost of Insurance Charge.) Minimum and Maximum Charge Representative Owner Charge[5]	At the end of a Policy Month	(Per $1000 of Rider Net Amount at Risk) Current: $0.40/$203.08[8] Guaranteed: $1.31/$1000.00[9] Current: $1.21 Guaranteed: $5.69

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund and in the table following this one.
ANNUAL FUND OPERATING EXPENSES
Total Fund Annual Expenses: 0.26%/7.47%

1The minimum and maximum premium tax charges are shown. You may obtain specific information about the particular premium tax charge applicable in your state from your sales representative.

2The cost of insurance charge varies based on individual characteristics, specifically the length of time the Policy has been in force and the Insured's age, sex and rating class. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

3The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.40 represents the per $1000 of Policy Net Amount at Risk charge for an Insured female, fully underwritten, nonsmoker, issue age 26, policy year 1. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $203.08 represents the per $1000 of Policy Net Amount at Risk charge for an Insured male, guaranteed issue, smoker, issue age 80, policy year 20.

4The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $1.05 represents the per $1000 of Policy Net Amount at Risk charge for an Insured female, fully underwritten, nonsmoker, issue age 26, policy year 1. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the per $1000 of Net Amount at Risk charge for an Insured male, guaranteed issue, smoker, issue age 80, policy year 20.

5A Representative Owner is an Insured male, guaranteed issue, nonsmoker, issue age 45. It is assumed the Owner and the Insured are the same person.

6The monthly expense charge varies based on our expectations of future expenses but will never exceed $13.75.

7The cost of insurance charge varies based on individual characteristics, specifically the length of time the rider has been in force and the Insured's age, sex and rating class. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

8The first number is the current annual minimum cost of insurance charge possible under the rider. The $0.40 represents the per $1000 of Rider Net Amount at Risk charge for an Insured female, fully underwritten, nonsmoker, issue age 26, policy year 1. The second number is the current annual maximum cost of insurance charge possible under the rider. The $203.08 represents the per $1000 of Rider Net Amount at Risk charge for an Insured male, guaranteed issue, smoker, issue age 80, policy year 20.

9The first number is the guaranteed annual minimum cost of insurance charge possible under the rider. The $1.31 represents the per $1000 of Rider Net Amount at Risk charge for an Insured female, fully underwritten, nonsmoker, issue age 26, policy year 1. The second number is the guaranteed annual maximum cost of insurance charge possible under the rider. The $1000.00 represents the per $1000 of Rider Net Amount at Risk charge for an Insured male, guaranteed issue, smoker, issue age 80, policy year 1.

About Who We Are

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We do business in 50 states and the District of Columbia. Business in New York is conducted through an insurance company subsidiary of Sun Life Assurance Company of Canada (U.S.). We issue individual and group life insurance policies and annuity contracts.

We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required; however, we may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company, subject to any necessary vote by those having voting rights. In the event of any change in the registration status of the Variable Account, we may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options, which are briefly described below. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). You should read the Fund Prospectuses, which may be obtained by calling 888-594-2654, before investing.

AIM Variable Insurance Funds (advised by AIM Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund seeks growth of capital by investing principally in common stocks or companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. Premier Equity Fund seeks long-term growth of capital with a secondary objective of current income.

Dreyfus Stock Index Fund (advised by the Dreyfus Corporation) seeks to match the performance of the S&P 500® ..

Dreyfus Variable Investment Fund (advised by the Dreyfus Corporation)

     Appreciation Portfolio seeks long-term capital growth by investing in common stocks.

     Growth and Income Portfolio seeks long-term capital growth, current income and growth of income by investing in stocks, bonds and money market instruments.

     Quality Bond Portfolio seeks maximum current income consistent with the preservation of capital and maintenance of liquidity by investing in fixed-income securities.

     Small Cap Portfolio seeks maximum capital appreciation by investing in stocks of small-cap companies.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity and Fidelity Investments are registered trademarks of FMR Corp.)

     VIP Equity-Income Portfolio seeks reasonable income.

     VIP High Income Portfolio seeks a high level of current income while also considering growth of capital.

Fidelity Variable Insurance Products Funds II (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     Growth Portfolio seeks to achieve capital appreciation.

     ContrafundTM Portfolio seeks long-term capital appreciation.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Growth Securities Fund seeks long term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including those in emerging markets.

J.P. Morgan Series Trust II (advised by J.P. Morgan Investment Management Inc.)

     Bond Portfolio seeks high total return by investing primarily in fixed income securities.

     Small Company Portfolio seeks to outperform U.S. stock markets over the long term through a disciplined management approach.

     U.S. Disciplined Equity Portfolio seeks to outperform U.S. stock markets over the long term through disciplined management approach.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co.)

     International Portfolio seeks long-term capital appreciation.

     Mid Cap Value Portfolio seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization)

     Capital Appreciation Series will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     Emerging Growth Series will seek long-term growth of capital.

     Global Growth Series will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

     Government Securities Series will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     Massachusetts Investors Growth Stock Series will seek to provide long-term growth of capital and future income rather than current income.

     Massachusetts Investors Trust Series will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     Money Market Series will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     Research Series will seek to provide long-term growth of capital and future income.

     Total Return Series will mainly seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     Utilities Series will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Inc.)

     Limited Maturity Bond Portfolio seeks the highest available current income consistent with liquidity and low risk to principal. Total return is a secondary goal.

     Mid-Cap Growth Portfolio seeks growth of capital by normally investing at least 80% of its net assets in common stocks of mid-capitalization companies.

     Partners Portfolio seeks growth of capital by investing mainly in common stocks of mid- to large-capitalization companies.

Rydex Variable Trust (advised by Rydex Global Advisors)

     Rydex VT Nova Fund seeks to provide investment results that correspond to 150% of the daily performance of the S&P 500 Index.

     Rydex VT OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the NASDAQ 100 Index.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company)

     Sun Capital Investment Grade Bond FundSM seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     Sun Capital Real Estate FundSM primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

T.Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

     Equity Income Portfolio seeks substantial dividend income and long-term capital growth.

     New America Growth Portfolio seeks long-term capital appreciation through investments in companies believed by T. Rowe Price to be in the fast-growing sectors that define the "new America".

Discontinued Funds The following Funds are no longer available under the Policy, except as described below-
o o o o	Fidelity VIP Growth Portfolio Fidelity VIP Money Market Portfolio Fidelity VIP II Index 500 Portfolio Fidelity VIP II Investment Grade Bond Portfolio

If you had Account Value allocated to a Sub-Account which invests in the first Fund listed above as of May 1, 1999, you may maintain your existing allocations and may continue to allocate additional net premium payments or make transfers to that Sub-Account.

If you had Account Value allocated to a Sub-Account which invests in one of the last three Funds listed above as of May 1, 1999, you may maintain your existing allocations but may not allocate any additional net premium payments or make any future transfers to that Sub-Account.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

About the Policy

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the legal requirements of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued on a medical underwriting basis, less than 76 for issuance on a simplified underwriting basis and less than 71 for issuance on an expanded guaranteed issue or guaranteed issue basis. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an Insured as a substandard risk, which will result in increased Monthly Cost of Insurance charges.

Death Benefit Compliance Test. The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. We will refer to these standards as the "Cash Value Accumulation Test" and the "Guideline Premium Test." Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the "Death Benefit Percentage"). The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex. The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test. The Guideline Premium Test imposes limits on the amount of premium you may pay under the Policy, where the Cash Value Accumulation Test does not.

You must specify in the Policy application which of these tests will apply to the Policy. You may not change your selection once the Policy has been issued. In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice. If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate. Because your choice of tests depends on complex factors and may not be changed, you should consult with a qualified tax adviser before deciding.

Initial Premium Payment. A Minimum Premium will be due and payable as of the Issue Date. In general, the Minimum Premium equals 1/12th of the Seven Pay Premium. The Seven Pay Premium is the maximum Premium payment permitted in the first Policy Year of an unrated Policy, not involving a 1035 exchange, so the Policy does not become a Modified Endowment Contract. Pending approval of your application, we will allocate any premium payments you make to our general account. If your application is not approved, we will promptly return your premium payments.

Effective Date of Coverage. Upon approval of your application, we will issue to you a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Effective Date of Coverage for the Policy will be the latest of-

o o o	the Issue Date, or the date we approve the application for the Policy, or the date you pay a premium equal to or in excess of the Minimum Premium.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that you have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If you are not satisfied with the Policy, you may return it by delivering or mailing it to our Principal Office or to the sales representative through whom you purchased the Policy within 20 days from the date of receipt (unless a different period is applicable under state law) or within 45 days after your application is signed, whichever period ends later (the "Right to Return Policy Period").

If you return the Policy during the Right to Return Policy Period, the Policy will be deemed void and you will receive a refund equal to the sum of-

o o o

the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us or the sales representative through whom you purchased the Policy; and

any fees or charges imposed on amounts allocated to the Variable Account.

If required by applicable state insurance law, however, you will receive instead a refund equal to the sum of all premium payments made, without regard to the investment experience of the Variable Account. Unless you are entitled to receive a full refund of premium, you bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If you are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Sun Capital Money Market Fund Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, you may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the Death Benefit to increase by an amount that exceeds the premium received and we may require satisfactory evidence of insurability before we accept such a premium.

Guideline Premium Test Limitations. The Guideline Premium Test limits the amount of premium you may pay per year. We will not accept premium payments that would, in our opinion, exceed these limits, if you have chosen this test as the applicable Death Benefit Compliance Test, unless you have expressly directed us to do so. We will inform you of the applicable maximum premium limitations for the coming years in our annual report to you. In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium you may pay.

Planned Periodic Premiums. While you are not required to make premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease premium payments, subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium. Net Premium is the amount you pay as premium minus Expense Charges Applied to Premium. We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages in the policy application.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to our Service Center. An allocation change will be effective as of the date our Service Center receives your request for that change.

Modified Endowment Contract. Less favorable federal tax rules apply to life insurance policies that are defined as "Modified Endowment Contracts." One way the Policy could become a Modified Endowment Contract is if you pay premiums in excess of applicable tax-law limitations.

We will notify you if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from you to do so. If we have not received instructions within 24 hours of the date we sent notice to you, we will immediately return the premium.

Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Attained Age 100, on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of the APB Rider will be included in the Monthly Cost of Insurance deduction. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine our sales load charges. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount, which will result in lower sales load deductions for that Policy.

If you convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

o o o	our receipt of your written request for termination, the lapse of the Policy because of insufficient value, or the termination of the Policy.

Fixed Account Endorsement

All Policies issued on or after December 15, 2002 include the Fixed Account Endorsement, which adds a Fixed Account to the Policy as an additional investment option. Policies issued prior to December 15, 2002 may have this endorsement at the Owner's option. This endorsement may not be available in all states and is provided at no charge. This prospectus presupposes this endorsement is affixed to the Policy.

Death Benefit

Policy Proceeds. If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

o o o o	the amount of the Base Death Benefit, minus the amount of any outstanding Policy Debt, plus the amount of any APB Rider Death Benefit, plus the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured's death.

Death Benefit Options. The Policy has two death benefit options. You will be required to select one of them in the Policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

o o	the Policy's Specified Face Amount, or the Account Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Account Value. Under this option, the Base Death Benefit is the greater of-

o o	the Specified Face Amount plus the Account Value, or the Account Value multiplied by the applicable Death Benefit Percentage.

Option B is not available, however, and you will be deemed to have elected Option A, if you have chosen the Cash Value Accumulation Test as the applicable Death Benefit Compliance Test. There is no charge related to the election of Option B.

As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums you pay, the investment performance of the Sub-Accounts you select, the interest credited to the Fixed Account, any loans, partial surrenders and the charges we deduct under the Policy. For example, the death benefit may be less if there is

o o o o o o	minimum premium funding, poor investment performance, minimum interest credited to the Fixed Account, an unpaid loan, a partial surrender and/or maximum charge deductions.

At any time the Base Death Benefit is defined as the Account Value multiplied by the applicable Death Benefit Percentage, and the Base Death Benefit minus Account Value exceeds the Policy's Total Face Amount, we reserve the right to distribute Account Value to you as a partial surrender to the extent necessary so that the Base Death Benefit minus Account Value will equal the Total Face Amount. You will not have the option of providing evidence of insurability to maintain a higher level of Base Death Benefit.

We will notify you in writing if we exercise our right to distribute Account Value to you as a partial surrender as described above. You may allocate the partial surrender among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts and the Fixed Account in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all Sub-Accounts and the Fixed Account on the date of partial surrender.

Changes in the Death Benefit Option. If you have chosen the Guideline Premium Test as the applicable Death Benefit Compliance Test, then you may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to our Service Center. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

If you change from Option B to Option A, we will increase the Specified Face Amount by the Account Value. If you change from Option A to Option B, we will reduce the Specified Face Amount by the Account Value. In either case, the amount of the Base Death Benefit at the time of change will not be altered, but the change will affect the determination of the Base Death Benefit going forward.

A change in the death benefit option could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, you will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before changing the death benefit option.

APB Rider Death Benefit. The APB Rider Death Benefit is the greater of zero or the result of the APB Rider Face Amount minus the excess, if any, of the Base Death Benefit over-

o o	the Specified Face Amount, if the applicable death benefit option is Option A, or the Specified Face Amount plus the Account Value, if the applicable death benefit option is Option B.

Minimum Face Amount. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums and to offer the Policy only in conjunction with an APB Rider with a specified APB Rider Face Amount.

Changes in Face Amount. After the end of the first Policy Year, you may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless you specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to our Service Center in writing. The Effective Date of Coverage for changes will be-

o o

for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount. An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured's insurability.

Decreases in Face Amount. The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

o o o	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and finally, to the initial face amount.

A decrease in the Specified Face Amount or APB Rider Face Amount could cause total premiums paid prior to the change to exceed the applicable maximum premium limitations under the Guideline Premium Test. The change could also reduce these limitations for future premium payments. If the requested change causes total premiums paid to exceed the applicable maximum premium limitations, you will be required to make a partial surrender of the Policy. You should consult a qualified tax adviser before decreasing the Specified Face Amount or APB Rider Face Amount.

Account Value

Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which we, the applicable Fund, and the New York Stock Exchange are open for business. For the first Valuation Date of each Sub-Account, the Unit Value is established at $10.00. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are normally processed on the date we receive a premium at our Principal Office or any acceptable request is received at our Service Center. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value in the Investment Options. The Account Value on the Investment Start Date equals-
o o o

that portion of Net Premium received and allocated to the Sub-Accounts and the Fixed Account, minus the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value on subsequent Valuation Dates is equal to-
o o o o o o o o o

the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account's Net Investment Factor, minus the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus that portion of Net Premium received and allocated to the Sub-Accounts and the Fixed Account during the current Valuation Period, plus any amounts transferred by You to the Sub-Accounts and Fixed Account during the current Valuation Period, minus any amounts transferred by You from the Sub-Accounts and Fixed Account during the current Valuation Period, plus that portion of any loan repayment allocated to a Sub-Account and the Fixed Account during the current Valuation Period, plus that portion of any interest credited on the Loan Account which is allocated to a Sub-Account and the Fixed Account during the current Valuation Period, minus that portion of any partial surrenders deducted from a Sub-Account and the Fixed Account during the current Valuation Period, minus

o o o o

that portion of any Policy loan transferred from a Sub-Account and the Fixed Account to the Loan Account during the current Valuation Period, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the Sub-Accounts and the Fixed Account, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the Sub-Accounts and the Fixed Account, minus if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy month charged to the Sub-Accounts and the Fixed Account.

A Sub-Account's Unit Value on any Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor.

Net Investment Factor. The Net Investment Factor is used to measure the Sub-Account's investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account's investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so.

The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

o o o

the net asset value of a mutual fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

-by the net asset value of a fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

Account Value in the Loan Account. The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

o o o o

the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the "interest credited on Loan Account rate" of 4%, plus any amount transferred from the Sub-Accounts or the Fixed Account to the Loan Account for Policy loans requested on that day; minus any loan repayments made on that day, minus

if that day is a Policy Anniversary, any amount transferred to the Sub-Accounts or the Fixed Account by which the Loan Account Value exceeds the outstanding Policy loan.

Insufficient Value. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the deductions from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory written notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, then we will deduct any overdue Monthly Cost of Insurance and Monthly Expense Charge from the amount payable. If the Policy terminates by reason of insufficient value, there is no right to reinstate the coverage.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Transfer Privileges

You normally may at any time transfer all or a portion of your Account Value among Sub-Accounts. Transfers from the Fixed Account may not exceed the greater of 25% of the highest Fixed Account value over the last four years or $5000. We will make transfers pursuant to an acceptable request to our Service Center.

You may transfer a specified dollar amount or a specified percentage of the investment option's value.

Your transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

o o	the minimum amount that may be transferred; and the minimum amount that may remain in an investment option following a transfer from that investment option.

We will notify you in writing of any such limitations. We do not reserve any right to impose charges for transfers.

The Policy is not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Policy. Accordingly, such transfers may be subject to special restrictions.

In addition, transfer privileges are subject to any restrictions that may be imposed by the Funds.

Accessing Your Account Value

Surrender. By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

o o o	the Account Value, minus the outstanding balance of any outstanding Policy Debt; plus the Sales Load Refund at Surrender, if any.
Sales Load Refund at Surrender is that portion of any premium paid in the Policy Year of surrender that we will refund if you surrender the Policy in the first three Policy Years.

Partial Surrenders. You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by written request to our Service Center. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt and will be payable in a lump sum. Partial surrenders may have tax consequences. Unless you provide us satisfactory evidence that the Insured remains an acceptable risk based on our underwriting limits and standards, the Total Face Amount will be reduced to the extent necessary so that

o o	the death benefit minus the Account Value immediately after the partial surrender does not exceed the death benefit minus the Account Value immediately before the partial surrender.

If you provide satisfactory evidence of insurability, the Death Benefit will be equal to what it was immediately prior to the partial surrender. After the partial surrender, the Specified Face Amount may not be lower than the minimum Specified Face Amount and the Total Face Amount may not be lower than the minimum Total Face Amount.

You may allocate a partial surrender among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the partial surrender among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options on the date of partial surrender.

Policy Loans. Using the Policy as collateral, you may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time before Maturity. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment. We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

o o o

the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

the SEC, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We may defer payment from the Fixed Account for a period up to six months.

Cash Surrender Value Payable upon Maturity

If the Insured is living and the Policy is in force on the date of Maturity, the Cash Surrender Value is payable to you.

Charges, Deductions and Refunds

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance, which generally range from 2% to 7% of premium but may exceed 7% in some states (for example, Kentucky). We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 7% for all states except Kentucky, in which case it is guaranteed not to exceed 9%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%. The charge for federal tax obligations is referred to as the "DAC tax" in the Policy.

We also charge a sales load guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. Target Premium varies based on the Specified Face Amount and the Insured's Issue Age and sex. There are no sales load charges after the seventh Policy Year. We may reduce or waive the sales load for certain group or sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We will allocate the Mortality and Expense Risk Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% (0.0024548% daily) of assets. Our current effective annual rates as a percentage of assets are-

o o o	0.60% (0.0016389% daily) for Policy Years 1 through 10; 0.20% (0.0005474% daily) for Policy Years 11 through 20; and 0.10% (0.0002738% daily) thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future expenses, which will not exceed $13.75 in any Policy Month. We will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. Currently, the Monthly Expense Charge is $13.75 per month for the first Policy Year and $7.50 per month thereafter.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. If you surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis. We will allocate the Monthly Cost of Insurance deduction among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction. The deduction will equal the monthly cost of insurance rate multiplied by the Net Amount at Risk, divided by 1000. The deduction will also be adjusted to include any rider charges and any additional charges due to a substandard risk classification. The Net Amount at Risk is determined at the end of the Policy Month prior to the deduction of the Monthly Cost of Insurance and is the Death Benefit less the Account Value. The Net Amount at Risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges.

Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will from time to time determine the applicable rates based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. The cost of insurance rates shown in the Policy are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males and unisex Policies) or Table G (for females). Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

APB Rider Charge. The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider's cost of insurance to be less than 125% of the guaranteed maximum monthly rates shown in the Policy for this rider. The rates are based on the 1980 CSO Mortality Table A (for males and unisex Policies) or G (for females), unless the Insured has been rated a substandard risk. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Termination of Policy

The Policy will terminate on the earliest of-

o o o o	the date we receive your request to surrender, the expiration date of the grace period due to insufficient value, the date of Insured's death or the date of Maturity.

Other Policy Provisions

Alteration. Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Service Center and must be in satisfactory written form. The assignment will then be effective as of the date you signed the form, subject to any action taken before we receive it at our Service Center. We are not responsible for the validity or legal effect of any assignment.

Rights of Owner

While the Insured is alive, unless you have assigned any of these rights, you may-

o o o o o

transfer ownership to a new owner;

name a contingent owner who will automatically become the owner of the Policy if you die before the Insured;

change or revoke a contingent owner;

change or revoke a beneficiary; and

exercise all other rights in the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice of the requested action. The request must be filed at our Service Center and must be in satisfactory written form. Your request will then, except as otherwise specified in the Policy, be effective as of the date you signed the form, subject to any action taken before we receive it at our Service Center.

Rights of Beneficiary. The beneficiary has no rights in the Policy until the death of the Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Reports to Policyowners. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on those loans.

Illustrations. Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. This illustration will be furnished to you for a fee not to exceed $25.

Conversion. You may convert the Policy into a flexible premium universal life policy offered by an affiliate, Sun Life Assurance Company of Canada, during the first 24 months after the Issue Date while the Policy is in force. Choice of a new policy is subject to our approval and will be restricted to those policies that offer the same Class and rating as the Policy. Our affiliate will issue the new policy with the same Class and rating as the Policy without new evidence of the Insured's insurability. This provision does not apply to the APB Rider, if any, or to any other supplemental benefits that may be attached to the Policy. Any riders or supplemental benefits will terminate automatically when the Policy is converted.

Misstatement of Age or Sex. If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex.

     Misstatement discovered prior to death-The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex.

Suicide. Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to you the premiums paid, minus the amount of any Policy Debt and any partial surrenders.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. We can use no statement in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments. Subject to our obtaining any necessary regulatory approvals, share of other registered open-end investment companies or unit investment trusts may be substituted both for fund shares already purchased by the Variable Account and/or as the security to be purchased in the future. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification. Upon notice to you, we may modify the Policy if that modification-

o o o o

is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract. Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements, and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how Policy values may be affected by different investment returns and other factors.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds. This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Fund refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund. Total return for the Sub-Accounts refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge. Other charges, fees and expenses payable under the Policy are not deducted from the performance information. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's or Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results.

We may compare performance information in reports and promotional literature, to-

o o o

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to policyowners and prospective policyowners. Topics may include-

o o o o o

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 1997. We may, however, advertise return data based on the period of time that the Funds have been in existence. The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having a voting interest in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has a voting interest in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.

We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

We will offer the Policy only in jurisdictions where the Policy may be lawfully sold. The Policy may be sold only by persons who are licensed insurance agents under applicable state law and who are licensed by the National Association of Securities Dealers, Inc. (the "NASD") to sell variable insurance contracts as a registered representative of a broker-dealer which has entered into a distribution agreements with us and our general distributor, Clarendon Insurance Agency, Inc., one of our wholly-owned subsidiaries. Clarendon is a registered broker-dealer and member of the NASD. Clarendon's principal business offices are located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We may pay registered broker-dealers commissions in connection with sales of the Policy, and we may pay bonuses, as well as expense and training allowances. The maximum commission payable will be 15% of premium paid in the first Policy Year and 9% of premium paid in Policy Years two through seven. We may also pay a commission of-

o o	up to 0.10% of Account Value for Policy Years one through seven; up to 20% of Account Value for Policy Years eight through twenty; and

o	up to 0.10% of Account Value thereafter.
Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the "Code"), is not in force in the Commonwealth of Puerto Rico. Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a "life insurance contract" for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof. However, you will be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance than an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the "reasonable mortality charge" requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. We also believe that the policyowner does not have excessive control over the assets underlying the Policy that would cause the policyowner to be treated as owning the investments underlying the Policy for federal income tax purposes. If guidelines are adopted which would treat the policyowner as having excessive control over the investments underlying the Policy, we will take any action (including modification of the Policy or the Variable Account) necessary to comply with the guidelines.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endorsement Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner's "Investment in the Policy" and then as a distribution of the income earned under the Policy, which is subject to tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner's gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner's Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete surrender or lapse of the Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner's "Investment in the Policy" (as defined above) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term "Investment in the Policy" means-

o o o

the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner's gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined below) to the extent that such amount is included in the policyowner's gross income.

The "Investment in the Policy" is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the "Investment in the Policy" by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid policy loans) exceeds the policyowner's Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Tax Return Disclosure

The tax return disclosure requirements of Temporary Regulations 1.6011-4T will apply to any transaction involving a purchase of life insurance by a corporation, if that purchase is a confidential transaction under Temp. Reg. 1.6011-4T(b)(3), or a transaction with contractual protection under Temp. Reg. 1.6011-4T(b)(4), or a transaction with a significant book-tax difference under Temp. Reg. 1.6011-4T(b)(6). The Company believes that the tax disclosure requirements of Temporary Regulations 1.6011-4T will generally be applicable to corporations making purchases under this offering on or after January 1, 2003. However, it is the responsibility of each Owner to make its own determination, in consultation with its counsel and advisers, as to the applicability of the requirements of Temporary Regulations 1.6011-4T to its federal income tax return.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by John E. Coleman, FSA, MAAA, Assistant Vice President for Corporate Markets of Sun Life Assurance Company of Canada (U.S.).

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage you request, as specified in your application, used in determining the Death Benefit.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Account Value less the balance of any outstanding Policy Debt, plus any Sales Load Refund at Surrender.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.

Effective Date of Coverage-

o o o

Initially, the Investment Start Date;

with respect to any increase in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase; and

with respect to any decrease in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-The expense charges applied to premium, consisting of the charges for premium tax, our federal tax obligations with respect to the Policy, and the sales load.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts or any of our other separate accounts.

Investment Start Date-The date the first premium is applied, which will be the later of

o o o	the Issue Date, the Business Day we approve the application for a Policy, or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount you pay as the premium minus Expense Charges Applied to Premium.

Our Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or such other address as we may specify to you by written notice.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured prior to maturity.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Sales Load Refund at Surrender-The portion of any premium paid in the Policy Year of surrender that we will refund if you surrender the Policy in the first three Policy Years.

SEC-Securities and Exchange Commission.

Service Center-Andesa TPA, Inc., 1605 N. Cedar Crest Blvd., Suite 502, Allentown, Pennsylvania, 18104-2351, (610) 821-8980, or such other service center or address as we may hereafter specify to you by written notice.

Specified Face Amount-The amount of life insurance coverage you request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Target Premium-An amount of premium specified as such in the Policy, used to determine our sales load charges.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each investment option.

Unit Value-The value of each Unit of assets in an investment option.

Valuation Date-Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

Valuation Period-The period of time from one to the next determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts established for the purposes including the funding of variable insurance benefits payable under the Policy.

Appendix B
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
o	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
o	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
o	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice:
Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc
Sun Life Assurance Company of Canada (U.S.)	IFMG of Oklahoma, Inc.
Sun Life Insurance and Annuity Company of New York	IFS Agencies, Inc.
Independence Life and Annuity Company	IFS Agencies of Alabama, Inc.
Keyport Life Insurance Company	IFS Agencies of New Mexico, Inc.
(including the separate accounts of these companies)	IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
Keyport Financial Services Corp.
Liberty Securities Corporation
LSC Insurance Agency of Arizona, Inc.
LSC Insurance Agency of Nevada, Inc.
LSC Insurance Agency of New Mexico, Inc.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-07837
PART B

STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE CORPORATE VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

May 1, 2003

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Life Corporate VUL prospectus, dated May 1, 2003. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.)("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-888-594-2654.

TABLE OF CONTENTS
THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
ACCOUNTANTS	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	2
CALCULATION OF PERFORMANCE DATA	4
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. We do business in 50 states and the District of Columbia and we have an insurance company subsidiary that does business in New York. We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company.

Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

ACCOUNTANTS

The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account G for the year ended December 31, 2002 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

Policies, offered on a continuous basis, are sold by licensed insurance agents in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Policies, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and other variable life insurance policies issued by the Company. Clarendon retains no monies for its services rendered in the distribution and underwriting of the policies.

We may pay registered broker-dealers commissions in connection with sales of the Policy, and we may pay bonuses, as well as expense and training allowances. The maximum commission payable will be 15% of premium paid in the first Policy Year and 9% of premium paid in Policy Years two through seven. We may also pay a commission of-

o o o	up to 0.10% of Account Value for Policy Years one through seven; up to 0.20% of Account Value for Policy Years eight through twenty; and up to 0.10% of Account Value thereafter.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued on a medical underwriting basis, less than 76 for issuance on a simplified underwriting basis and less than 71 for issuance on an expanded guarantee issue or guarantee issue basis. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an Insured as a substandard risk, which will result in increased cost of insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males and unisex Policies) or Table G (for females).

Expense Charges Applied to Premium. We deduct charges from each premium payment for premium taxes and our federal tax obligations and as a sales load.

States and a few cities and municipalities may impose taxes on premiums paid for life insurance. We will from time to time determine the applicable premium tax rate based on the rate we expect to pay. The premium tax rate is guaranteed not to exceed 7% for all states except Kentucky, in which case it is guaranteed not to exceed 9%.

We deduct a 1.25% charge from each premium payment for our federal tax obligations. This charge is guaranteed not to exceed 1.25%.

We also charge a sales load guaranteed not to exceed 8.75% on each premium payment up to and including Target Premium (as specified in the Policy) and a 2.25% sales load on premiums paid in excess of Target Premium for each of the first seven Policy Years. Target Premium varies based on the Specified Face Amount and the Insured's Issue Age and sex. There are no sales load charges after the seventh Policy Year. We may reduce or waive the sales load for certain group or sponsored arrangements and corporate purchasers.

Sales Load Refund at Surrender. If you surrender the Policy during the first three Policy Years, we will refund 100% of the sales load charged against premium payments made during the Policy Year in which you surrendered the Policy.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner. Additional information may be obtained by calling the Company at 1-888-594-2654.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

AVERAGE ANNUAL TOTAL RETURN OF THE PORTFOLIOS FOR THE PERIOD ENDING: DECEMBER 31, 2002

Each of the following Portfolios may advertise its total return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment according to the following formula:

P(1 + T) ^ n = ERV

Where:
P= T= n= ERV=

a hypothetical initial Purchase Payment of $1000

average annual total return for the period

number of years

redeemable value (as of the end of the period) of a hypothetical $1000 Purchase Payment made at the beginning of the state periods (or fractional portion therefor)

The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. Performance does not reflect any Policy or Variable Account charges or expenses.

Portfolio	Portfolio Inception Date	1-Month Ending 12/31/02	3-Months Ending 12/31/02	Cum. YTD	1-Year	3-Year	5-Year	10-Year	Life of Portfolio
AIM V.I. Capital Appreciation Fund	5/5/1993	-7.02%	5.39%	-24.36%	-24.36%	-19.74%	-2.26%		7.32%
AIM V.I. Premier Equity Fund	5/5/1993	-6.03%	6.65%	-30.26%	-30.26%	-19.56%	-2.19%		7.84%
Dreyfus Stock Index Fund	9/29/1989	-5.93%	8.35%	-22.36%	-22.36%	-14.80%	-0.89%	8.92%	9.23%
Dreyfus VIF Appreciation Portfolio	4/5/1993	-4.05%	6.83%	-16.71%	-16.71%	-9.13%	1.72%		10.18%
Dreyfus VIF Growth and Income Portfolio	5/2/1994	-6.68%	8.05%	-25.33%	-25.33%	-12.22%	-2.43%		8.22%
Dreyfus VIF Quality Bond Portfolio	8/31/1990	2.36%	1.78%	7.76%	7.76%	8.53%	6.20%	7.28%	8.20%
Dreyfus VIF Small Cap Portfolio	8/31/1990	-4.26%	4.97%	-19.12%	-19.12%	-4.89%	0.46%	12.57%	24.43%
Fidelity VIP II Asset Manager: Growth Portfolio	1/3/1995	-4.53%	9.31%	-15.53%	-15.53%	-11.86%	-1.49%		6.97%
Fidelity VIP II Contrafund Portfolio	1/3/1995	-0.60%	1.34%	-9.35%	-9.35%	-9.43%	3.71%		12.27%
Fidelity VIP II Index 500 Portfolio	8/27/1992	-5.89%	8.41%	-22.25%	-22.25%	-14.74%	-0.84%	9.04%	9.37%
Fidelity VIP II Investment Grade Bond Portfolio	12/5/1988	2.16%	2.78%	10.34%	10.34%	10.00%	7.47%	7.29%	8.00%
Fidelity VIP Equity-Income Portfolio	10/9/1986	-4.72%	9.40%	-16.95%	-16.95%	-5.06%	0.31%	9.79%	10.03%
Fidelity VIP Growth Portfolio	10/9/1986	-7.93%	6.79%	-30.10%	-30.10%	-19.98%	-0.36%	8.44%	10.40%
Fidelity VIP High Income Portfolio	9/19/1985	1.19%	7.23%	3.44%	3.44%	-10.88%	-6.04%	3.46%	6.76%
Fidelity VIP Money Market Portfolio	4/1/1982	0.11%	0.37%	1.69%	1.69%	4.02%	4.55%	4.70%	6.32%
J.P. Morgan Bond Portfolio	1/3/1995	1.87%	1.79%	8.80%	8.80%	8.75%	6.57%		7.58%
J.P. Morgan Small Company Portfolio	1/3/1995	-4.79%	2.99%	-21.65%	-21.65%	-13.87%	-2.71%		7.08%
J.P. Morgan U.S. Disciplined Equity Portfolio	1/3/1995	-6.02%	8.13%	-24.62%	-24.62%	-16.08%	-2.88%		7.53%
Lord Abbett Series Fund International Portfolio	9/15/1999	-0.93%	3.45%	-17.70%	-17.70%	-23.26%			-15.03%
Lord Abbett Series Fund Mid Cap Value Portfolio	9/15/1999	-3.54%	6.40%	-9.78%	-9.78%	14.11%			12.32%
MFS/Sun Life Series Trust Capital Appreciation Series	7/19/1985	-6.91%	6.48%	-32.39%	-32.39%	-23.53%	-5.26%	5.73%	9.96%
MFS/Sun Life Series Trust Emerging Growth Series	5/1/1995	-6.33%	4.89%	-34.15%	-34.15%	-29.63%	-3.88%		5.30%
MFS/Sun Life Series Trust Global Growth Series	11/16/1993	-4.11%	5.31%	-19.36%	-19.36%	-17.44%	1.53%		6.56%
MFS/Sun Life Series Trust Government Securities Series	7/19/1985	1.84%	0.95%	9.80%	9.80%	9.78%	7.13%	6.91%	8.22%
MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series	5/1/1998	-7.68%	3.11%	-28.05%	-28.05%	-20.24%			-3.88%
MFS/Sun Life Series Trust Massachusetts Investors Trust Series	12/5/1986	-5.06%	6.65%	-21.22%	-21.22%	-12.73%	-2.48%	7.96%	9.46%
MFS/Sun Life Series Trust Money Market Series	8/29/1985	0.08%	0.27%	1.27%	1.27%	3.65%	4.12%	4.23%	5.10%
MFS/Sun Life Series Trust Research Series	11/7/1994	-4.70%	5.89%	-25.11%	-25.11%	-17.35%	-2.83%		7.19%
MFS/Sun Life Series Trust Total Return Series	5/2/1988	-2.33%	5.09%	-5.69%	-5.69%	3.45%	4.93%	9.54%	10.28%
MFS/Sun Life Series Trust Utilities Series	11/16/1993	1.20%	9.56%	-23.87%	-23.87%	-14.90%	-0.99%		7.39%
Neuberger Berman AMT Ltd. Mat. Bond Port.	9/10/1984	1.05%	1.05%	5.34%	5.34%	6.96%	5.33%	5.48%	7.38%
Neuberger Berman AMT Mid-Cap Growth Port.	11/3/1997	-6.41%	0.59%	-29.34%	-29.34%	-21.02%	1.10%		4.22%
Neuberger Berman AMT Partners Portfolio	3/22/1994	-7.17%	6.74%	-24.14%	-24.14%	-9.46%	-3.65%		7.47%
Rydex VT Nova Fund	5/7/1997	-9.12%	10.92%	-35.72%	-35.72%	-26.85%	-8.89%		-4.60%
Rydex VT OTC Fund	5/7/1997	-12.22%	17.69%	-38.85%	-38.85%	-37.42%	-1.94%		-0.62%
Sun Capital Investment Grade Bond Fund	12/7/1998	2.15%	1.70%	5.24%	5.24%	7.41%			5.28%
Sun Capital Real Estate Fund	12/7/1998	1.64%	-0.44%	4.04%	4.04%	15.43%			9.86%
T. Rowe Price Equity Income Portfolio	3/31/1994	-4.08%	9.07%	-13.12%	-13.12%	-0.12%	2.43%		11.07%
T. Rowe Price New America Growth Portfolio	3/31/1994	-5.66%	11.22%	-28.31%	-28.31%	-17.34%	-5.47%		6.07%
Templeton Growth Securities Fund: Class 1	3/15/1994	-6.37%	6.38%	-18.32%	-18.32%	-6.29%	1.65%		6.48%

The following performance of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses, plus capital gains and losses, realized or unrealized, net of the mortality and expense risk charge (at the current rate of 0.60% of net asset value for the first ten years, 0.20% of net asset value for the next ten years and 0.10% thereafter, rather than the guaranteed rate of 0.90%).

Portfolio	Portfolio Inception Date	1-Month Ending 12/31/02	3-Months Ending 12/31/02	Cum. YTD	1-Year	3-Year	5-Year	10-Year	Life of Portfolio
AIM V.I. Capital Appreciation Fund	5/5/1993	-7.07%	5.23%	-24.81%	-24.81%	-20.22%	-2.84%		6.68%
AIM V.I. Premier Equity Fund	5/5/1993	-6.08%	6.49%	-30.68%	-30.68%	-20.04%	-2.77%		7.20%
Dreyfus Stock Index Fund	9/29/1989	-5.98%	8.19%	-22.82%	-22.82%	-15.31%	-1.48%	8.27%	8.58%
Dreyfus VIF Appreciation Portfolio	4/5/1993	-4.10%	6.67%	-17.21%	-17.21%	-9.67%	1.11%		9.52%
Dreyfus VIF Growth and Income Portfolio	5/2/1994	-6.73%	7.89%	-25.78%	-25.78%	-12.74%	-3.01%		7.57%
Dreyfus VIF Quality Bond Portfolio	8/31/1990	2.31%	1.63%	7.12%	7.12%	7.88%	5.57%	6.64%	7.55%
Dreyfus VIF Small Cap Portfolio	8/31/1990	-4.31%	4.81%	-19.60%	-19.60%	-5.46%	-0.14%	11.90%	23.69%
Fidelity VIP II Asset Manager: Growth Portfolio	1/3/1995	-4.58%	9.15%	-16.03%	-16.03%	-12.39%	-2.08%		6.33%
Fidelity VIP II Contrafund Portfolio	1/3/1995	-0.65%	1.19%	-9.89%	-9.89%	-9.97%	3.09%		11.60%
Fidelity VIP II Index 500 Portfolio	8/27/1992	-5.94%	8.25%	-22.71%	-22.71%	-15.25%	-1.43%	8.39%	8.72%
Fidelity VIP II Investment Grade Bond Portfolio	12/5/1988	2.11%	2.63%	9.68%	9.68%	9.34%	6.83%	6.65%	7.36%
Fidelity VIP Equity-Income Portfolio	10/9/1986	-4.77%	9.24%	-17.45%	-17.45%	-5.63%	-0.29%	9.14%	9.37%
Fidelity VIP Growth Portfolio	10/9/1986	-7.98%	6.63%	-30.52%	-30.52%	-20.46%	-0.95%	7.79%	9.74%
Fidelity VIP High Income Portfolio	9/19/1985	1.14%	7.07%	2.82%	2.82%	-11.41%	-6.60%	2.84%	6.12%
Fidelity VIP Money Market Portfolio	4/1/1982	0.06%	0.22%	1.08%	1.08%	3.40%	3.93%	4.08%	5.69%
J.P. Morgan Bond Portfolio	1/3/1995	1.82%	1.64%	8.15%	8.15%	8.10%	5.93%		6.94%
J.P. Morgan Small Company Portfolio	1/3/1995	-4.84%	2.83%	-22.12%	-22.12%	-14.38%	-3.29%		6.44%
J.P. Morgan U.S. Disciplined Equity Portfolio	1/3/1995	-6.07%	7.97%	-25.07%	-25.07%	-16.58%	-3.46%		6.89%
Lord Abbett Series Fund International Portfolio	9/15/1999	-0.98%	3.29%	-18.19%	-18.19%	-23.72%			-15.54%
Lord Abbett Series Fund Mid Cap Value Portfolio	9/15/1999	-3.59%	6.24%	-10.32%	-10.32%	13.43%			11.65%
MFS/Sun Life Series Trust Capital Appreciation Series	7/19/1985	-6.96%	6.32%	-32.79%	-32.79%	-23.99%	-5.83%	5.10%	9.30%
MFS/Sun Life Series Trust Emerging Growth Series	5/1/1995	-6.38%	4.73%	-34.54%	-34.54%	-30.05%	-4.45%		4.67%
MFS/Sun Life Series Trust Global Growth Series	11/16/1993	-4.16%	5.15%	-19.84%	-19.84%	-17.93%	0.92%		5.92%
MFS/Sun Life Series Trust Government Securities Series	7/19/1985	1.79%	0.80%	9.15%	9.15%	9.13%	6.49%	6.27%	7.57%
MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series	5/1/1998	-7.73%	2.95%	-28.48%	-28.48%	-20.72%			-4.45%
MFS/Sun Life Series Trust Massachusetts Investors Trust Series	12/5/1986	-5.11%	6.49%	-21.69%	-21.69%	-13.25%	-3.06%	7.32%	8.81%
MFS/Sun Life Series Trust Money Market Series	8/29/1985	0.03%	0.12%	0.67%	0.67%	3.03%	3.50%	3.61%	4.47%
MFS/Sun Life Series Trust Research Series	11/7/1994	-4.75%	5.73%	-25.56%	-25.56%	-17.84%	-3.41%		6.55%
MFS/Sun Life Series Trust Total Return Series	5/2/1988	-2.38%	4.93%	-6.25%	-6.25%	2.83%	4.30%	8.89%	9.62%
MFS/Sun Life Series Trust Utilities Series	11/16/1993	1.15%	9.40%	-24.32%	-24.32%	-15.41%	-1.58%		6.75%
Neuberger Berman AMT Ltd. Mat. Bond Port.	9/10/1984	1.00%	0.90%	4.71%	4.71%	6.32%	4.70%	4.85%	6.74%
Neuberger Berman AMT Mid-Cap Growth Port.	11/3/1997	-6.46%	0.44%	-29.76%	-29.76%	-21.49%	0.50%		3.60%
Neuberger Berman AMT Partners Portfolio	3/22/1994	-7.22%	6.58%	-24.59%	-24.59%	-10.00%	-4.22%		6.83%
Rydex VT Nova Fund	5/7/1997	-9.17%	10.75%	-36.10%	-36.10%	-27.29%	-9.43%		-5.17%
Rydex VT OTC Fund	5/7/1997	-12.27%	17.51%	-39.22%	-39.22%	-37.79%	-2.52%		-1.21%
Sun Capital Investment Grade Bond Fund	12/7/1998	2.10%	1.55%	4.61%	4.61%	6.77%			4.65%
Sun Capital Real Estate Fund	12/7/1998	1.59%	-0.59%	3.42%	3.42%	14.74%			9.20%
T. Rowe Price Equity Income Portfolio	3/31/1994	-4.13%	8.91%	-13.64%	-13.64%	-0.72%	1.82%		10.41%
T. Rowe Price New America Growth Portfolio	3/31/1994	-5.71%	11.05%	-28.74%	-28.74%	-17.83%	-6.03%		5.44%
Templeton Growth Securities Fund: Class 1	3/15/1994	-6.42%	6.22%	-18.81%	-18.81%	-6.85%	1.04%		5.85%

The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses plus capital gains and losses, realized or unrealized. Performance does not reflect any Policy or Variable Account charges or expenses.

Portfolio	Date Sub-Account added as Policy Investment Option	1-Month Ending12/31/02	3-Months Ending 12/31/02	Cum. YTD	1-Year	3-Year	5-Year	10-Year	Life of Sub-Account
AIM V.I. Capital Appreciation Fund	5/3/1999	-7.02%	5.39%	-24.36%	-24.36%	-19.74%			-8.57%
AIM V.I. Premier Equity Fund	5/3/1999	-6.03%	6.65%	-30.26%	-30.26%	-19.56%			-12.50%
Dreyfus Stock Index Fund	5/3/1999	-5.93%	8.35%	-22.36%	-22.36%	-14.80%			-10.16%
Dreyfus VIF Appreciation Portfolio	5/1/1998	-4.05%	6.83%	-16.71%	-16.71%	-9.13%			-1.66%
Dreyfus VIF Growth and Income Portfolio	5/1/1998	-6.68%	8.05%	-25.33%	-25.33%	-12.22%			-5.15%
Dreyfus VIF Quality Bond Portfolio	5/1/1998	2.36%	1.78%	7.76%	7.76%	8.53%			5.95%
Dreyfus VIF Small Cap Portfolio	5/1/1998	-4.26%	4.97%	-19.12%	-19.12%	-4.89%			-2.05%
Fidelity VIP II Asset Manager: Growth Portfolio	5/1/1998	-4.53%	9.31%	-15.53%	-15.53%	-11.86%			-4.14%
Fidelity VIP II Contrafund Portfolio	5/1/1997	-0.60%	1.34%	-9.35%	-9.35%	-9.43%	3.71%		5.06%
Fidelity VIP II Index 500 Portfolio	5/1/1997	-5.89%	8.41%	-22.25%	-22.25%	-14.74%	-0.84%		1.81%
Fidelity VIP II Investment Grade Bond Portfolio	5/1/1998	2.16%	2.78%	10.34%	10.34%	10.00%			7.51%
Fidelity VIP Equity-Income Portfolio	5/1/1997	-4.72%	9.40%	-16.95%	-16.95%	-5.06%	0.31%		1.83%
Fidelity VIP Growth Portfolio	5/1/1997	-7.93%	6.79%	-30.10%	-30.10%	-19.98%	-0.36%		0.10%
Fidelity VIP High Income Portfolio	5/1/1997	1.19%	7.23%	3.44%	3.44%	-10.88%	-6.04%		-4.31%
Fidelity VIP Money Market Portfolio	5/1/1997	0.11%	0.37%	1.69%	1.69%	4.02%	4.55%		4.57%
J.P. Morgan Bond Portfolio	5/1/1997	1.87%	1.79%	8.80%	8.80%	8.75%	6.57%		6.88%
J.P. Morgan Small Company Portfolio	5/1/1997	-4.79%	2.99%	-21.65%	-21.65%	-13.87%	-2.71%		-0.87%
J.P. Morgan U.S. Disciplined Equity Portfolio	5/1/1997	-6.02%	8.13%	-24.62%	-24.62%	-16.08%	-2.88%		-2.17%
Lord Abbett Series Fund International Portfolio	4/30/2001	-0.93%	3.45%	-17.70%	-17.70%				-22.42%
Lord Abbett Series Fund Mid Cap Value Portfolio	4/30/2001	-3.54%	6.40%	-9.78%	-9.78%				-3.35%
MFS/Sun Life Series Trust Capital Appreciation Series	5/1/1997	-6.91%	6.48%	-32.39%	-32.39%	-23.53%	-5.26%		-4.77%
MFS/Sun Life Series Trust Emerging Growth Series	5/1/1997	-6.33%	4.89%	-34.15%	-34.15%	-29.63%	-3.88%		-1.79%
MFS/Sun Life Series Trust Global Growth Series	5/1/1997	-4.11%	5.31%	-19.36%	-19.36%	-17.44%	1.53%		2.33%
MFS/Sun Life Series Trust Government Securities Series	5/1/1997	1.84%	0.95%	9.80%	9.80%	9.78%	7.13%		7.30%
MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series	5/3/1999	-7.68%	3.11%	-28.05%	-28.05%	-20.24%			-11.13%
MFS/Sun Life Series Trust Massachusetts Investors Trust Series	5/1/1998	-5.06%	6.65%	-21.22%	-21.22%	-12.73%			-5.66%
MFS/Sun Life Series Trust Money Market Series	5/3/1999	0.08%	0.27%	1.27%	1.27%	3.65%			3.86%
MFS/Sun Life Series Trust Research Series	5/1/1998	-4.70%	5.89%	-25.11%	-25.11%	-17.35%			-6.31%
MFS/Sun Life Series Trust Total Return Series	5/1/1997	-2.33%	5.09%	-5.69%	-5.69%	3.45%	4.93%		5.18%
MFS/Sun Life Series Trust Utilities Series	5/1/1998	1.20%	9.56%	-23.87%	-23.87%	-14.90%			-3.37%
Neuberger Berman AMT Ltd. Mat. Bond Port.	5/1/1997	1.05%	1.05%	5.34%	5.34%	6.96%	5.33%		5.32%
Neuberger Berman AMT Mid-Cap Growth Port.	5/1/1998	-6.41%	0.59%	-29.34%	-29.34%	-21.02%			-3.20%
Neuberger Berman AMT Partners Portfolio	1/5/1997	-7.17%	6.74%	-24.14%	-24.14%	-9.46%	-3.65%		-2.10%
Rydex VT Nova Fund	4/30/2001	-9.12%	10.92%	-35.72%	-35.72%				-31.15%
Rydex VT OTC Fund	4/30/2001	-12.22%	17.69%	-38.85%	-38.85%				-34.74%
Sun Capital Investment Grade Bond Fund	5/3/1999	2.15%	1.70%	5.24%	5.24%	7.41%			4.50%
Sun Capital Real Estate Fund	5/3/1999	1.64%	-0.44%	4.04%	4.04%	15.43%			10.13%
T. Rowe Price Equity Income Portfolio	5/1/1998	-4.08%	9.07%	-13.12%	-13.12%	-0.12%			0.45%
T. Rowe Price New America Growth Portfolio	5/1/1998	-5.66%	11.22%	-28.31%	-28.31%	-17.34%			-8.65%
Templeton Growth Securities Fund: Class 1	5/1/1997	-6.37%	6.38%	-18.32%	-18.32%	-6.29%	1.65%		1.59%

The following performance information of the Portfolios reflects the total of the income generated by the Portfolio net of total Portfolio operating expenses, plus capital gains and losses, realized or unrealized, net of the mortality and expense risk charge (at the current rate of 0.60% of net asset value for the first ten years, 0.20% of net asset value for the next ten years and 0.10% thereafter, rather than the guaranteed rate of 0.90%).

Portfolio	Date Sub-Account added as Policy Investment Option	1-Month Ending 12/31/02	3-Months Ending 12/31/02	Cum. YTD	1-Year	3-Year	5-Year	10-Year	Life of Sub-Account
AIM V.I. Capital Appreciation Fund	5/3/1999	-7.07%	5.23%	-24.81%	-24.81%	-20.22%			-9.12%
AIM V.I. Premier Equity Fund	5/3/1999	-6.08%	6.49%	-30.68%	-30.68%	-20.04%			-13.03%
Dreyfus Stock Index Fund	5/3/1999	-5.98%	8.19%	-22.82%	-22.82%	-15.31%			-10.69%
Dreyfus VIF Appreciation Portfolio	5/1/1998	-4.10%	6.67%	-17.21%	-17.21%	-9.67%			-2.25%
Dreyfus VIF Growth and Income Portfolio	5/1/1998	-6.73%	7.89%	-25.78%	-25.78%	-12.74%			-5.71%
Dreyfus VIF Quality Bond Portfolio	5/1/1998	2.31%	1.63%	7.12%	7.12%	7.88%			5.32%
Dreyfus VIF Small Cap Portfolio	5/1/1998	-4.31%	4.81%	-19.60%	-19.60%	-5.46%			-2.64%
Fidelity VIP II Asset Manager: Growth Portfolio	5/1/1998	-4.58%	9.15%	-16.03%	-16.03%	-12.39%			-4.71%
Fidelity VIP II Contrafund Portfolio	5/1/1997	-0.65%	1.19%	-9.89%	-9.89%	-9.97%	3.09%		4.43%
Fidelity VIP II Index 500 Portfolio	5/1/1997	-5.94%	8.25%	-22.71%	-22.71%	-15.25%	-1.43%		1.21%
Fidelity VIP II Investment Grade Bond Portfolio	5/1/1998	2.11%	2.63%	9.68%	9.68%	9.34%			6.87%
Fidelity VIP Equity-Income Portfolio	5/1/1997	-4.77%	9.24%	-17.45%	-17.45%	-5.63%	-0.29%		1.23%
Fidelity VIP Growth Portfolio	5/1/1997	-7.98%	6.63%	-30.52%	-30.52%	-20.46%	-0.95%		-0.50%
Fidelity VIP High Income Portfolio	5/1/1997	1.14%	7.07%	2.82%	2.82%	-11.41%	-6.60%		-4.88%
Fidelity VIP Money Market Portfolio	5/1/1997	0.06%	0.22%	1.08%	1.08%	3.40%	3.93%		3.95%
J.P. Morgan Bond Portfolio	5/1/1997	1.82%	1.64%	8.15%	8.15%	8.10%	5.93%		6.25%
J.P. Morgan Small Company Portfolio	5/1/1997	-4.84%	2.83%	-22.12%	-22.12%	-14.38%	-3.29%		-1.46%
J.P. Morgan U.S. Disciplined Equity Portfolio	5/1/1997	-6.07%	7.97%	-25.07%	-25.07%	-16.58%	-3.46%		-2.75%
Lord Abbett Series Fund International Portfolio	4/30/2001	-0.98%	3.29%	-18.19%	-18.19%				-22.89%
Lord Abbett Series Fund Mid Cap Value Portfolio	4/30/2001	-3.59%	6.24%	-10.32%	-10.32%				-3.93%
MFS/Sun Life Series Trust Capital Appreciation Series	5/1/1997	-6.96%	6.32%	-32.79%	-32.79%	-23.99%	-5.83%		-5.34%
MFS/Sun Life Series Trust Emerging Growth Series	5/1/1997	-6.38%	4.73%	-34.54%	-34.54%	-30.05%	-4.45%		-2.38%
MFS/Sun Life Series Trust Global Growth Series	5/1/1997	-4.16%	5.15%	-19.84%	-19.84%	-17.93%	0.92%		1.72%
MFS/Sun Life Series Trust Government Securities Series	5/1/1997	1.79%	0.80%	9.15%	9.15%	9.13%	6.49%		6.66%
MFS/Sun Life Series Trust Massachusetts Investors Growth Stock Series	5/3/1999	-7.73%	2.95%	-28.48%	-28.48%	-20.72%			-11.67%
MFS/Sun Life Series Trust Massachusetts Investors Trust Series	5/1/1998	-5.11%	6.49%	-21.69%	-21.69%	-13.25%			-6.22%
MFS/Sun Life Series Trust Money Market Series	5/3/1999	0.03%	0.12%	0.67%	0.67%	3.03%			3.24%
MFS/Sun Life Series Trust Research Series	5/1/1998	-4.75%	5.73%	-25.56%	-25.56%	-17.84%			-6.87%
MFS/Sun Life Series Trust Total Return Series	5/1/1997	-2.38%	4.93%	-6.25%	-6.25%	2.83%	4.30%		4.55%
MFS/Sun Life Series Trust Utilities Series	5/1/1998	1.15%	9.40%	-24.32%	-24.32%	-15.41%			-3.94%
Neuberger Berman AMT Ltd. Mat. Bond Port.	5/1/1997	1.00%	0.90%	4.71%	4.71%	6.32%	4.70%		4.69%
Neuberger Berman AMT Mid-Cap Growth Port.	5/1/1998	-6.46%	0.44%	-29.76%	-29.76%	-21.49%			-3.78%
Neuberger Berman AMT Partners Portfolio	1/5/1997	-7.22%	6.58%	-24.59%	-24.59%	-10.00%	-4.22%		-2.69%
Rydex VT Nova Fund	4/30/2001	-9.17%	10.75%	-36.10%	-36.10%	-27.29%			-31.56%
Rydex VT OTC Fund	4/30/2001	-12.27%	17.51%	-39.22%	-39.22%	-37.79%			-35.13%
Sun Capital Investment Grade Bond Fund	5/3/1999	2.10%	1.55%	4.61%	4.61%	6.77%			3.88%
Sun Capital Real Estate Fund	5/3/1999	1.59%	-0.59%	3.42%	3.42%	14.74%			9.48%
T. Rowe Price Equity Income Portfolio	5/1/1998	-4.13%	8.91%	-13.64%	-13.64%	-0.72%			-0.15%
T. Rowe Price New America Growth Portfolio	5/1/1998	-5.71%	11.05%	-28.74%	-28.74%	-17.83%			-9.20%
Templeton Growth Securities Fund: Class 1	5/1/1997	-6.42%	6.22%	-18.81%	-18.81%	-6.85%	1.04%		0.99%

FINANCIAL STATEMENTS FOR VARIABLE ACCOUNT G AND SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) TO BE FILED BY AMENDMENT

PART C

ITEM 27. EXHIBITS

A. Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-29852.)

B. Marketing Coordination and Administrative Service Agreement between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

C. (1) Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on March 31, 2000.)

(2) Amendment to Principal Underwriting Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on September 10, 2001.)

D. (1) Form of Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2) Form of Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(3) Form of Flexible Premium Variable Universal Life Insurance Certificate (Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4) Form of Flexible Premium Variable Universal Life Insurance Certificate (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5) Form of Additional Protection Benefit Rider (APB Rider)(Group Life) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6) Form of Enhanced Cash Surrender Value Endorsement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

(7) Form of Fixed Account Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

E. (1) Form of Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2) Form of Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3) Form of Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4) Form of Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5) Form of Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6) Form of Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F. (1) Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

(2) Bylaws of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

G. Form of Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H. (1)(a) Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(b) Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(c) Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(1)(d) Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(1)(e) Amendment No. 8 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(2)(a) Participation Agreement by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(2)(b) Amendment No. 1 to Participation Agreement by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(2)(c) Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Sun Capital Advisers Trust, and Sun Capital Advisers, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(a) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(b) Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(c) Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(3)(d) Amendment No. 4 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(4) Participation Agreement, dated as of May 1, 2000, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5)(a) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(5)(b) Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(5)(c) Amendment No. 3 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(6)(a) Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(6)(b) Amendment No. 4 to Participation Agreement by and among MFS/Sun Life Series Trust, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-94359, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(a) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(b) Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(7)(c) Amendment No. 3 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Rydex Variable Trust and Rydex Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

(8) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(9) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(10) Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.) and J.P. Morgan Series Trust II. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(11)(a)Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund II and Fidelity Distributors Corporation (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(11)(b)Amendment No. 1 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund II and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(11)(c)Amendment No. 2 to Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund II and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(12)(a)Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Neuberger & Berman Advisers Management Trust, Advisers Managers Trust and Neuberger & Berman Management Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(12)(b)Addendum, dated as of May 1, 2000 to Fund Participation Agreement by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 28, 2000.)

I. Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J. None.

K. Legal Opinion.

L. None.

M. None.

N. Independent Auditor's Consent (to be filed by amendment).

O. None.

P. None.

Q. None.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and	Principal Positions and Officers
Business Address	With Depositor

Donald A. Stewart	Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

C. James Prieur	Vice Chairman and Director
150 King Street West
Toronto, Ontario
Canada M5H 1J9

James A. McNulty, III	President and Director
One Sun Life Executive Park
Wellesley Hills, MA 02481

David D. Horn	Director
257 Lake Street
P.O. Box 24
New Vineyard, ME 04956

Angus A. MacNaughton	Director
481 Kingswood Lane
Danville, CA 94506

S. Caesar Raboy	Director
220 Boylston Street
Boston, MA 02110

William W. Stinson	Director
1001 13th Avenue S.W.
Calgary, Alberta
Canada T2R 0L5

James C. Baillie	Director
Torys Suite 300, Maritime Life Tower
Toronto, Ontario
Canada MSK 1N2

James M.A. Anderson	Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA 02481

Nancy L. Conlin	Vice President, Chief Counsel
One Sun Life Executive Park
Wellesley Hills, MA 02481

Peter F. Demuth	Vice President, Chief Strategy
One Sun Life Executive Park	and Business Development Officer
Wellesley Hills, MA 02481

Mark W. DeTora	Vice President, Individual Insurance
One Sun Life Executive Park
Wellesley Hills, MA 02481

Robert P. Vrolyk	Vice President and Actuary
One Sun Life Executive Park
Wellesley Hills, MA 02481

Ellen B. King	Assistant Vice President and Senior Counsel and
One Sun Life Executive Park	Secretary
Wellesley Hills, MA 02481

Philip K. Polkinghorn	Vice President, Retirement Products and Services
112 Worcester Street
Wellesley Hills, MA 02481

Davey S. Scoon	Vice President & Chief Administrative and
One Sun Life Executive Park	Financial Officer & Treasurer
Wellesley Hills, MA 02481

Michael E. Shunney	Vice President, Group Insurance
One Sun Life Executive Park
Wellesley Hills, MA 02481

James R. Smith	Vice President & Chief Information Officer
One Sun Life Executive Park
Wellesley Hills, MA 02481

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74884, filed February 14, 2002.

None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 30. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended effective as of January 1, 2000 (a copy of which was filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-4, File No. 333-30844) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.
Name and Principal	Positions and Officers
Business Address*	with Underwriter

William P. Franca	President
Davey S. Scoon	Treasurer and Director
James M.A. Anderson	Director
James A. McNulty, III	Director
George E. Maden	Secretary and Clerk
William T. Evers	Assistant Secretary and Clerk
Norton A. Goss, II	Vice President & Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Tax Officer

------------------------------

* The principal business address of all directors and officers of the principal underwriter, except for Mr. Franca, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Mr. Franca is 112 Worcester Street, Wellesley Hills, MA

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, and attested, all in the city of Wellesley Hills, and the Commonwealth of Massachusetts, on the 19th day of February, 2003.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

(Registrant)

By: SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Depositor)

By: /s/ James A. McNulty, III

James A. McNulty, III, President

Attest: /s/ Ellen B. King

Ellen B. King, Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons and in the capacities and on the dates indicated.
/s/ James A. McNulty, III James A. McNulty, III	President and Director (Principal Executive Officer)	February 19, 2003
/s/ Davey Scoon Davey Scoon	Vice President and Chief Administrative and Financial Officer and Treasurer (Principal Financial & Accounting Officer)	February 19, 2003
*/s/ Donald A. Stewart Donald A. Stewart	Chairman and Director
*/s/ James Prieur C. James Prieur	Vice Chairman and Director
*/s/ James C. Baillie James C. Baillie	Director
*/s/ David D. Horn David D. Horn	Director
*/s/ Angus MacNaughton Angus MacNaughton	Director
*/s/ S. Caesar Raboy S. Caesar Raboy	Director
*/s/ William W. Stinson William W. Stinson	Director
By: /s/ Edward M. Shea Edward M. Shea, Attorney-In-Fact		February 19, 2003

*By Edward M. Shea pursuant to Powers of Attorney.